EXHIBIT 10.51

                             ANNIE'S HOMEGROWN, INC.

                         1999 OMNIBUS STOCK OPTION PLAN



1. PURPOSE. The purpose of this Omnibus Stock Option Plan (the "Plan") is to enable Annie's Homegrown, Inc. (the "Company") to offer options to acquire equity interests in the Company to employees and directors of, and consultants to, the Company, thereby attracting, retaining, and rewarding such persons and strengthening the mutuality of interests between such persons and the Company's stockholders.

2.   DEFINITIONS.

         For purposes of the Plan, the following terms shall have their correspondent meanings:

         2.1 "Award" shall mean an award of any Stock Option pursuant to the Plan.

         2.2 "Board" shall mean the Board of Directors of the Company.

         2.3 "Change of Control" shall mean the occurrence of any one of the following: (i) the Company completes a reorganization, merger, or consolidation pursuant to which the Company or a Subsidiary is not the surviving entity; (ii) the Company sells substantially all its assets to a purchaser other than a Subsidiary; or (iii) shares of stock of the Company representing in excess of 50% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers (as such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), in any case other than in a transaction that has been approved by the Board.

         2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" shall mean the Compensation Committee of the Board, which shall consist of two or more non-employee Directors of the Company as set forth in Regulation 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or, if no Compensation Committee is appointed, the full Board.

         2.6 "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

         2.7  "Company" shall mean Annie's Homegrown, Inc.

         2.8 "Consultant" shall mean any individual who is a consultant to the Company.

         2.9  "Director" shall mean any individual who is a member of the
              Board.
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         2.10 "Disability" shall mean a disability as defined in Section
              22(e)(3) of the Code.

         2.11 "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the fair market value of the Company's Common Stock, as determined with reference to any published trading price of the Common Stock or, if no such trading price is available, the fair market value of the Common Stock is available, as determined in good faith by the Board, which determination shall be conclusive.

         2.12 "Incentive Stock Option" shall mean any Stock Option awarded under the Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         2.13 "Non-Qualified Stock Option" shall mean any Stock Option awarded under the Plan that is not an Incentive Stock Option.

         2.14 "Participant" shall mean an employee, Director, or Consultant to whom an Award has been made pursuant to the Plan.

         2.15 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Section 6 hereof.

         2.16 "Subsidiary" shall mean any subsidiary of the Company, 51% or more of the voting stock of which is owned, directly or indirectly, by the Company.

         2.17 "Termination for Cause" shall mean a Termination of Employment that has been designated as a "termination for cause" pursuant to standard Company procedures.

         2.18 "Termination of Employment" shall mean a termination of employment with, or service as a Director or Consultant of, the Company for reasons other than Termination for Cause.

3.   ADMINISTRATION.

         3.1 THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

         3.2 AWARDS. The Committee shall have full authority to grant Stock Options pursuant to the terms of the Plan to persons eligible under Section 5.

         3.3 GUIDELINES. Subject to Section 7 hereof, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, or practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto), and to otherwise

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supervise the administration of the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

         3.4 DECISIONS FINAL. Any decision, interpretation, or other action made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding, and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors, and assigns.

4.   SHARE LIMITATION.

         4.1 SHARES. The maximum aggregate number of shares of Common Stock which may be issued under the Plan shall be 475,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate, or be canceled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan.

         4.2 CHANGES. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Participant or a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, an adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, in the number of shares subject to outstanding Options and exercise price of Options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, PROVIDED that the number of shares subject to any Award shall always be a whole number.

5.   ELIGIBILITY.

         5.1 EMPLOYEES. Officers and other employees of the Company are eligible to be granted Awards under the Plan.

         5.2 DIRECTORS AND CONSULTANTS. Directors and Consultants are eligible to be granted Awards under the Plan, PROVIDED that Directors and Consultants who are not employees of the Company may not be granted Incentive Stock Options.

6.   STOCK OPTIONS.

         6.1 OPTIONS. Each Stock Option granted under the Plan shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

         6.2 GRANTS. The Committee shall have the authority to grant to any person eligible under Section 5 one or more Incentive Stock Options, Non-Qualified Stock Options, or both

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types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option. The Committee shall not grant to any person during any calendar year options to purchase more than 300,000 shares of Common Stock.

         6.3 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

         6.4 TERMS OF OPTIONS. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) STOCK OPTION GRANT. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Grant executed by the Company and the Participant. The Stock Option Grant shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                  (b) OPTION PRICE. Subject to sub-section (l) below, the option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant, if the Stock Option is intended to be an Incentive Stock Option.

                  (c) OPTION TERM. Subject to sub-section (l) below, the term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date it is granted.

                  (d) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; PROVIDED, HOWEVER, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee shall deem appropriate in its sole discretion.

                  (e) METHOD OF EXERCISE. Subject to such installment exercise and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price in cash or by check or in such other form as the Committee may accept (including payment by

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promissory note or loan agreement if, and on such terms as, approved in advance by the Committee). If requested, the notice of exercise shall also be accompanied by the representation described in Section 9.2. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until a stock certificate or stock certificates representing such shares of Common Stock are issued to such Participant.

                  (f) DEATH. If a Participant's employment by the Company terminates by reason of death, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable at the date of death may be exercised by the legal representative of the Participant's estate at any time or times during the period beginning on the date of death and ending one year after the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable at the date of death shall be forfeited.

                  (g) DISABILITY. If a Participant's employment by the Company terminates by reason of Disability, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant at any time or times during the period beginning on the date of such termination and ending one year after the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of such Termination of Employment shall be forfeited. If an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) TERMINATION OF EMPLOYMENT. In the event of a Termination of Employment by reason of retirement or for any reason other than death, Disability, or Termination for Cause, unless otherwise determined by the Committee at the time of grant, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may be exercised by the Participant at any time or times during the period beginning on the date of such Termination of Employment and ending thirty (30) days after such date or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option not exercisable on the date of such Termination of Employment shall be forfeited.

                  (i) TERMINATION FOR CAUSE. In the event of a Termination for Cause, any Stock Option held by the Participant which was not exercised prior to the date of such Termination for Cause shall be forfeited.

                  (j) CHANGE OF CONTROL. Unless otherwise provided in the Stock Option Grant, in the event of a Change of Control, fifty percent (50%) of the unvested portions of all outstanding Stock Options shall become fully exercisable immediately prior to such event, and

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upon payment by the Participant of the option price (and, if requested, delivery of the representation described in Section 9.2), a stock certificate or certificates representing the Common Stock covered thereby shall be issued and delivered to the Participant. If this Plan remains in effect following the Change of Control, the remainder of the unvested Stock Options shall continue to vest as provided in the respective Stock Option Grants, unless the Committee determines otherwise.

                  (k) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

                  (l) TEN-PERCENT STOCKHOLDER RULE. Notwithstanding any other provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option, by its terms, expires no later than five years after the date of grant.

7.   TERMINATION OR AMENDMENT

         7.1 TERMINATION OR AMENDMENT OF THE PLAN. The Committee may at any time amend, discontinue, or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 9); PROVIDED, HOWEVER, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance, or termination, may not be impaired without the consent of such Participant, and PROVIDED further, that no amendment may be made without the approval of the Company's stockholders if such stockholder approval is required by applicable law or regulations.

         7.2 AMENDMENT OF AWARDS. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but subject to Section 4, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

8. UNFUNDED PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company,

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nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

9.   GENERAL PROVISIONS

         9.1 NONASSIGNMENT. Unless otherwise provided in the Stock Option Grant, except to the extent Non-Qualified Stock Options may be transferred for estate planning purposes and as otherwise provided in the Plan, Awards made hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Award, right, or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

         9.2 LEGEND. The Committee may require each person acquiring shares pursuant to an Award under the Plan to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable, any applicable federal or state securities law or any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         9.3 OTHER PLANS. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

         9.4 NO RIGHT TO EMPLOYMENT. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company, nor shall there be a limitation in any way on the right of the Company by which a Participant is employed to terminate such Participant's employment at any time. Neither the Plan nor the grant of any Award hereunder shall give any Director or Consultant any right with respect to continued service as a director or consultant, nor shall the Plan impose any limitation on the right of the Company to terminate a Consultant's services at any time or constitute evidence of any agreement or understanding by the Company's stockholders that the Company will nominate any director for reelection.

         9.5 WITHHOLDING OF TAXES. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to the Plan by an amount that would have a Fair Market Value equal to the amount of all federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to

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the Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

         9.6 GOVERNING LAW. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

         9.7 CONSTRUCTION. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         9.8 LIABILITY OF THE BOARD AND THE COMMITTEE. No member of the Board or the Committee nor any employee of the Company shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence, or fraud.

         9.9 OTHER BENEFITS. No payment pursuant to an Award under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         9.10 COSTS. The Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Common Stock upon the exercise of Options granted.

         9.11 SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate, or nullify the remaining provisions of the Plan, which shall continue in full force and effect.

         9.12 SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

         9.13 HEADINGS. Section headings contained in the Plan are included for convenience only and are not to be used in construing or interpreting the Plan.

10. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of July 7, 1999, subject to its approval by the Company's stockholders.

11. TERM OF PLAN. No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of its approval by the Company's stockholders, but Awards granted prior to such tenth anniversary may extend beyond that date.

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